UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934

Minden Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	90-0610674
(State or incorporation or organization)	(IRS Employer Identification No.)

100 MBL Bank Drive, Minden, Louisiana	71055
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:	333-169458
(if applicable)
Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock
(Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.	Description of Registrant's Securities to be Registered

See "Description of Capital Stock" in the Prospectus included in the registration statement on Form S-1 of Minden Bancorp, Inc. (File No. 333-169458) which is hereby incorporated by reference.

Item 2.	Exhibits

	2.1	Plan of Conversion and Reorganization*
	3.1	Articles of Incorporation of Minden Bancorp, Inc.*
	3.2	Bylaws of Minden Bancorp, Inc.*
	4.0	Form of Stock Certificate of Minden Bancorp, Inc.*
___________________
*
Previously filed with the Securities and Exchange Commission as exhibits to the registration statement on Form S-1 of Minden Bancorp, Inc., as amended (File No. 333-169458).  Such exhibits are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

MINDEN BANCORP, INC.

Date: January 3, 2011	By:	/s/Jack E. Byrd, Jr.
Jack E. Byrd, Jr.
President and Chief Executive Officer

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